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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) November 16, 2004
                                                        -----------------


                          LYNCH INTERACTIVE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



          Delaware                 1-15097                06-1458056
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      (State or other          (Commission File          (IRS Employer
      Jurisdiction of              Number)              Identification)
      Incorporation)




     401 Theodore Fremd Avenue Rye, New York                 10580
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   (Address of Principal Executive Offices)                (Zip Code)



        Registrant's Telephone Number, Including Area Code: 914-921-8821
                                                            -------------


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ITEM 2.02. Results of Operations and Financial Condition.
           ----------------------------------------------

Attached as Exhibit 99.1 is a copy of the press release announcing Lynch Interactive Corporation's reporting operating results for the third quarter of 2004.

ITEM 9.01. Financial Statements and Exhibits.
           ---------------------------------

     (c)  Exhibit  99.1--Press Release of Lynch Interactive  Corporation,  dated
                         November 15, 2004



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                                    SIGNATURE

     Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LYNCH INTERACTIVE CORPORATION


                                            /s/Robert E. Dolan
                                            ------------------
                                            Robert E. Dolan
                                            Chief Financial Officer




Date: November 16 2004

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                                  EXHIBIT INDEX

Exhibit 99.1--Press Release of Lynch Interactive Corporation, dated November 15,
              2004.

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